SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


                           Filed by the Registrant /X/
                 Filed by a Party other than the Registrant / /

                           Check the appropriate box:
                         / / Preliminary Proxy Statement
         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                         /X/ Definitive Proxy Statement
                       / / Definitive Additional Materials
           / / Soliciting Material Pursuant to Section240.14a-11(c) or
                               Section 240.14a-12

                                 CRIIMI MAE Inc.
             ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 CRIIMI MAE Inc.
             ------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (Check the appropriate box):

                              /X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
             ----------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

             ----------------------------------------------------------
     (3) Per unit price or other underlying value computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ----------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

             ---------------------------------------------------------
     (5) Total fee paid:

             ----------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / ______ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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     (1) Amount Previously Paid:
         ----------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------
     (3) Filing Party:
         ----------------------------------------------------------
     (4) Date Filed:
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                                 CRIIMI MAE Inc.
                              11200 Rockville Pike
                            Rockville, Maryland 20852
                                 August 15, 2001

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of CRIIMI MAE Inc. (the "Company"), which will be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, on Tuesday, September 25, 2001. The Annual Meeting will begin promptly at 10:00 a.m. Eastern time.

The accompanying Proxy Statement, which you are urged to read carefully provides important information regarding matters that will be considered and voted upon at the Annual Meeting. In addition to electing three Class 1 directors and ratifying the appointment of the independent accountants, stockholders will be asked to consider and vote upon an amendment to the Company's Amended and Restated Articles of Incorporation to effect a one-for-ten reverse stock split of the shares of the Company's common stock and approval of the 2001 Stock Incentive Plan.

Your Board of Directors unanimously recommends that stockholders vote FOR all of the proposals and nominees.

You are requested to complete, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you do attend the meeting, you may vote in person even if you have submitted a proxy card. REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. If you hold your shares in "street name" (that is, through a bank, broker or other nominee), please review the instructions on the proxy forwarded by your bank, broker or other nominee regarding the option, if any, to vote on the Internet or by telephone. If you plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another shareholder, please bring written confirmation from the record owner that you are acting as a proxy.

Our 2000 Annual Report, mailed to stockholders in April 2001 and consisting of our Annual Report on Form 10-K, is available on our website at www.criimimaeinc.com or you may request a copy by mail from CRIIMI MAE Shareholder Services, 11200 Rockville Pike, Rockville, Maryland 20852 or by telephone at 301.468.3161.

On behalf of the Board of Directors, I thank you for your support and urge you to vote FOR all of the proposals and nominees.

                  Sincerely,


                  /s/William B. Dockser
                  ----------------------
                  William B. Dockser
                  Chairman of the Board

                                 CRIIMI MAE Inc.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 25, 2001

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of CRIIMI MAE Inc. (the "Company") will be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, on Tuesday, September 25, 2001, at 10:00 a.m., Eastern time, for the following purposes:

     1. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to effect a one-for-ten reverse stock split of the shares of the Company's common stock par value $0.01 per share (the "Common Stock").

     2. To approve the 2001 Stock Incentive Plan.

     3. To elect three Class I directors to serve until the 2004 annual meeting of stockholders and until their respective successors are elected and qualified.

     4. To ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only stockholders of record of the Company at the close of business on August 9, 2001 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.


                  By Order of the Board of Directors


                  /s/H. William Willoughby
                  -------------------------
                  H. William Willoughby
                  Secretary


Rockville, Maryland
August 15, 2001

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

                                 CRIIMI MAE Inc.

                              11200 Rockville Pike
                            Rockville, Maryland 20852
                                 (301) 816-2300

                              ---------------------

                                 PROXY STATEMENT

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 25, 2001

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors (the "Board of Directors") of CRIIMI MAE Inc., a Maryland corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, at 10:00 a.m., Eastern time, on Tuesday, September 25, 2001, and at any adjournment or postponement thereof.

     It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about August 15, 2001.

     At the Annual Meeting, the stockholders of the Company will vote upon: (a) a proposal to amend the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to effect a one-for-ten reverse stock split of the shares of common stock, par value $0.01 per share (the "Common Stock") of the Company (the "Reverse Stock Split"); (b) a proposal to approval the 2001 Incentive Stock Plan ("2001 Stock Plan"); (c) the election of three Class I directors to serve until the 2004 annual meeting of stockholders and until their respective successors are elected and qualified (the "Class I Nominees"); (d) the ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 2001; and (e) such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     A Proxy for use at the Annual Meeting is enclosed. Any stockholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Annual Meeting will be voted by the Proxy holders in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted: (a) FOR the Reverse Stock Split; (b) FOR the approval of the 2001 Stock Plan; (c) FOR the election of the three Class I Nominees; (d) FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 2001; and (e) if any other business is properly presented at the Annual Meeting, in accordance with the judgment of the Proxy holders.

     The expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies will be borne by the Company. It is contemplated that the Proxies will be solicited through the mails, but officers, directors and regular employees of the Company may solicit Proxies personally. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the Proxy materials to stockholders whose stock in the Company is held of record by such entities. In addition, the Company has retained the services of MacKenzie Partners, Inc. in connection with the solicitation of Proxies. MacKenzie Partners, Inc. will be paid $3,000 plus out-of-pocket expenses.

                                VOTING SECURITIES

     Common stockholders of record at the close of business on August 9, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 123,388,093 shares of Common Stock were held of record by 2,871 stockholders.

     A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Each stockholder is entitled to cast one vote for each share of Common Stock held on the Record Date for each matter properly submitted at the Annual Meeting. Holders of Common Stock do not have cumulative voting rights.

     Approval of the Reverse Stock Split requires the affirmative vote of holders of two-thirds of the outstanding shares of Common Stock.

     Approval of the 2001 Stock Plan requires the affirmative vote of a majority of the votes duly cast by holders of Common Stock.

     A plurality of the votes duly cast is required for the election of the Class I Nominees.

     Ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 2001 requires the affirmative vote of a majority of the votes duly cast by holders of Common Stock.

     Abstentions and broker non-votes will be counted as present for the purpose of determining if a quorum is present. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

     In accordance with the laws of the State of Maryland and the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and Second Amended and Restated Bylaws (the "Bylaws"): (a) with respect to the approval of the Reverse Stock Split, which is decided by the affirmative vote of holders of two-thirds of the outstanding shares of Common Stock, abstentions and broker non-votes have the same effect as a vote against such proposal, and (b) with respect to the election of the Class I Nominees, which requires a plurality of the votes duly cast, and with respect to approval of the 2001 Stock Plan, the ratification of the Company's independent accountants and the adoption of all other proposals that may properly come before the Annual Meeting, each of which are decided by the affirmative vote of a majority of the votes duly cast by holders of Common Stock, abstentions and broker non-votes are not deemed "votes cast" and accordingly do not have the effect of votes in opposition.

PROPOSAL TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT OF SHARES OF COMMON STOCK

General

     The Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the holders of Common Stock for their approval, the Reverse Stock Split which is an amendment to Article V of the Articles of Incorporation authorizing a one-for-ten reverse stock split of the shares of Common Stock issued and outstanding.

     The form of the proposed amendment to effect the Reverse Stock Split is attached to this Proxy Statement as Annex "A" (the "Reverse Stock Split Amendment"). The Reverse Stock Split Amendment will effect a one-for-ten reverse stock split of the shares of Common Stock issued and outstanding, but will not change the number of authorized shares, or the par value of Common Stock.

Reasons for the Reverse Stock Split

     As of the Record Date, the Company had 123,388,093 shares of Common Stock outstanding and traded on the NYSE. As of the Record Date, the closing price of the Common Stock was $0.65 per share. The Company believes that the Reverse Stock Split will help facilitate two important objectives: (a) to maintain the Common Stock's listing on the NYSE; and (b) to increase the attractiveness of the Common Stock to the investment community, segments of which do not invest in low-priced stock as a matter of policy or practice.

     While the Company believes that the Reverse Stock Split will cause the trading price of the Common Stock to rise, there can be no assurance that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.

     On January 11, 2001, the NYSE notified the Company in writing (the "NYSE Letter") that it was "below criteria" for continued listing on the NYSE because the average price of the Common Stock was less than $1.00 per share over a consecutive thirty trading-day period. The NYSE Letter further stated the Company had six months from January 11, 2001 or the Company's next annual meeting of shareholders, if shareholder approval is required for a corporate action, to raise its Common Stock price above the $1 level. The NYSE Letter also stated that failure to restore the Common Stock above $1 within the required time period would result in commencement of suspension and delisting procedures. The average closing price of the Common Stock over the consecutive 30 trading-days prior to July 11, 2001 was $0.6597. On July 10, 2001, the Company provided written notice to the NYSE that its Board had adopted a resolution, recommending that the holders of Common Stock approve a reverse stock split. The closing sale price of the Common Stock on the Record Date was $0.65 per share and the consecutive 30 trading-day average closing price was $0.66 as of the Record Date.

     The Board of Directors has determined that it is in the best interests of the Company's stockholders to promote the continued listing of the Common Stock on the NYSE. In addition, the Company believes that a higher stock price may increase investor interest and reduce resistance of brokerage firms to recommend the purchase of the Common Stock. Certain institutional investors have internal policies preventing the purchase of low-priced stocks and many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts. Further, a variety of brokerage house policies and practices tend to discourage brokers within those firms from dealing in low-priced stocks. Moreover, the Board of Directors believes that the perception of the investment community may be negative toward common stock that sells at a relatively low price and that the Reverse Stock Split may improve the perception of the Common Stock as an investment.

     While the Company believes that the Reverse Stock Split will cause the trading price of the Common Stock to rise, there can be no assurance that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.

Potential Effects of the Reverse Stock Split

     Pursuant to the Reverse Stock Split, each holder of ten shares of Common Stock, immediately prior to the effectiveness of the Reverse Stock Split (the "Old Common Stock") would become the holder of one share of Common Stock, after consummation of the Reverse Stock Split (the "New Common Stock").

     Although the Reverse Stock Split will not, by itself, impact the Company's assets or properties, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's equity capital. The Board of Directors believes that this risk is outweighed by the likelihood that the trading price of the Common Stock will increase and the benefits of promoting the continued listing of the Common Stock on the NYSE.

     If approved, the Reverse Stock Split will result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, each holder of shares of Old Common Stock not evenly divisible by ten as of the Effective Date (as described below) of the Reverse Stock Split will be entitled, upon surrender of certificates representing such shares, to cash in lieu of fractional shares based on the closing price of the Company's New Common Stock on the Effective Date as reported on the NYSE.

     Upon the effectiveness of the Reverse Stock Split, the Articles of Incorporation provide for the automatic adjustment of (a) the ratio used to calculate the number of shares of Common Stock into which the Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") is convertible (the "Conversion Ratio"), and (b) the Base Common Dividend Rate (as defined in the Articles of Incorporation), which is used to determine the amount of dividends payable to the holders of Series B Preferred Stock. As a result, immediately upon the effectiveness of the Reverse Stock Split, the Conversion Ratio will automatically be adjusted such that each share of Series B Preferred Stock, which is currently convertible into 4.5985 shares of Common Stock, will thereafter be convertible into .4599 shares of Common Stock and the Base Common Dividend Rate, which is currently $0.30 per share of Common Stock, will thereafter be $3.00 per share of Common Stock. The application of the Base Common Dividend Rate in the formula used to calculate the quarterly dividend payable to holders of Series B Preferred Stock is only relevant when the Company pays cash dividends in respect of Common Stock. After the Reverse Stock Split, the Series B Preferred Stock will continue to have the same minimum dividend rate of $0.68 per share per quarter, and liquidation rights, based upon its stated value of $25.00 per share.

     Upon the effectiveness of the Reverse Stock Split, the ratio used to calculate the number of shares of Common Stock into which the Series E Cumulative Convertible Preferred Stock (the "Series E Preferred Stock") is convertible will continue to be based on a closing trade price of the Common Stock during the Conversion Pricing Period (as defined in the Articles of Incorporation) mutually acceptable to the Company and the holder(s) of Series E Preferred Stock and, if no closing trade price is mutually acceptable, the average closing trade price during the Conversion Pricing Period. As a result, the Series E Preferred Stock may benefit in connection with conversions of Series E Preferred Stock, both in general and as compared to holders of Series B Preferred Stock, if the market price of the Common Stock does not rise in proportion to the reduction in the number of outstanding shares of Common Stock resulting from the Reverse Stock Split.

     Upon the effectiveness of the Reverse Stock Split, appropriate adjustments will also be effected to shares issuable under the Company's two option plans and all related outstanding options.

Shares of Common Stock Issued and Outstanding

     The Company is currently authorized to issue a maximum of 300,000,000 shares of Common Stock. As of the Record Date, there were 123,388,093 shares of Common Stock issued and outstanding. Although the number of authorized shares of Common Stock will not change as a result of the Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced to a number that will be approximately equal to the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, divided by ten.

     With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of Common Stock, as well as the par value of the Common Stock prior and subsequent to the Reverse Stock Split, will remain the same. It is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's stockholders, or any aspect of the Company's business would materially change as a result of the Reverse Stock Split.

The Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act.

Increase of Shares of Common Stock Available for Future Issuance

     As a result of the Reverse Stock Split, there will be a reduction in the number of shares of Common Stock issued and outstanding, and an associated increase in the number of authorized shares that are unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Common
Shares"). The Board of Directors could issue the Increased Available Common Shares for any proper corporate purpose, including, among others, future financing transactions, without stockholder approval.

     Because the Reverse Stock Split will create the Increased Available Common Shares, the Reverse Stock Split may be construed as having an anti-takeover effect. Although neither the Board of Directors nor the management of the Company views the Reverse Stock Split as an anti-takeover measure, the Company could use the Increased Available Common Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company.

Effectiveness of the Reverse Stock Split

     The Reverse Stock Split, if approved by the Company's stockholders, would become effective upon the filing with the State Department of Assessments and Taxation of Maryland of the Articles of Amendment to the Articles of
Incorporation which will amend Article V of the Articles of Incorporation in substantially the form attached to this Proxy Statement as Annex "A" (the "Effective Date"). It is expected that such filing will take place on or shortly after the date of the Annual Meeting, assuming the stockholders approve the Reverse Stock Split. However, the exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders, and the Board of Directors reserves the right to delay filing the Reverse Stock Split Amendment for up to twelve months following stockholder approval thereof. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split Amendment if, at any time prior to filing the Reverse Stock Split Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

     Commencing on the Effective Date, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of New Common Stock resulting from the Reverse Stock Split. As soon as practicable after the Effective Date, stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock. The Company intends to use Registrar and Transfer Company as its exchange agent (the "Exchange Agent") in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split. The Company may retain one or more additional individuals or firms to assist the Exchange Agent with the exchange of certificates.

Certain Federal Income Tax Consequences

     The following discussion summarizes the material anticipated federal income tax consequences of a reverse stock split to the stockholders of the Company who hold shares of Common Stock as a capital asset. This summary is based on the federal income tax laws now in effect and as currently interpreted. The summary does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect, and does not address consequences of a reverse stock split under state, local or foreign tax laws. This summary is provided for general information only and does not address all aspects of the possible federal income tax consequences of a reverse stock split and is not intended as tax advice to any person. IN PARTICULAR, AND WITHOUT LIMITATION, THIS SUMMARY DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO STOCKHOLDERS OF THE COMPANY IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO PARTICULAR SHAREHOLDERS SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS SUCH AS FOREIGN TAXPAYERS, LIFE INSURANCE COMPANIES, REGULATED INVESTMENT COMPANIES, FINANCIAL INSTITUTIONS, DEALERS IN SECURITIES, TRADERS THAT MARK TO MARKET, TAX-EXEMPT ORGANIZATIONS AND HOLDERS WHO ACQUIRED COMMON STOCK THROUGH THE EXERCISE OF OPTIONS OR OTHERWISE AS COMPENSATION OR THROUGH A TAX QUALIFIED RETIREMENT PLAN. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT. The Company is not obtaining an opinion of counsel or any ruling from the Internal Revenue Service regarding the federal income tax consequences to the stockholders of the Company as a result of the reverse stock split.

     No gain or loss will be recognized by the Company as a result of the Reverse Stock Split. The receipt of New Common Stock solely in exchange for Old Common Stock generally will not result in recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder's New Common Stock will be the same as the adjusted tax basis of the shares of Old Common Stock exchanged therefor, and the holding period of the New Common Stock will include the holding period of the Old Common Stock exchanged therefor. The receipt of cash by a stockholder in exchange for Old Common Stock, however, will be a taxable transaction for federal income tax purposes, as described below.

     A stockholder owning fewer than ten shares will receive only cash in lieu of a fractional share of New Common Stock. This receipt of cash will generally result in the recognition of gain or loss equal to the difference between the cash received and the stockholder's adjusted tax basis in the surrendered Common Stock. Assuming the Old Common Stock is held as a capital asset, the gain or loss recognized will be capital gain or loss, which will be long-term capital gain or loss if the stockholder's holding period for the Common Stock exceeds one year.

     A stockholder who owns ten or more shares of Old Common Stock, but who does not hold a number of shares of Old Common Stock that is evenly divisible by ten will receive both shares of New Common Stock and cash in lieu of fractional shares of New Common Stock. The federal income tax treatment of the cash received will be the same as described above.

Appraisal Rights

     Appraisal rights are not available under the Maryland General Corporation Law or under the Company's Articles of Incorporation or Bylaws in connection with the proposal to approve the Reverse Stock Split.

Vote Required

     Approval of the Reverse Stock Split requires the affirmative vote of holders of two-thirds of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION IN ORDER TO EFFECT THE ONE-FOR-TEN REVERSE STOCK SPLIT OF SHARES OF COMMON STOCK ISSUED AND OUTSTANDING.

PROPOSAL TO APPROVE THE 2001 STOCK INCENTIVE PLAN

General

     The 2001 Stock Plan is intended to comply with the Exchange Act and the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Board believes that in order to attract, retain and reward valuable personnel it is important for the Company to adopt a flexible, long-term incentive plan. It is noted that no shares are currently available for the grant of options under the Company's existing Second Amended and Restated Stock Option Plan for Key Employees (the "Employee Stock Option Plan"). Additionally, approval by stockholders of the 2001 Stock Plan would provide a plan free from doubt as to whether the shareholder approval requirement for an incentive stock plan amendment has been met. The Employee Stock Option Plan, an incentive stock plan, was amended through the Company's Chapter 11 reorganization process to, among other matters, increase the number of shares issuable under the Employee Stock Option Plan, an amendment requiring shareholder approval for purposes of ss.422 of the Code. Although case law supports the conclusion that shareholder approval of a plan amendment can be effected through a Chapter 11 reorganization process for purposes of ss.422 of the Code by way of approval by a Bankruptcy Court of a confirmation order and findings of fact and conclusions of law specifying certain matters, as was done in the Company's case with respect to the Employee Stock Option Plan, the issue is not free from doubt. The principal provisions of the 2001 Stock Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2001 Stock Plan, a copy of which is attached hereto as Annex "B". Capitalized terms used but not defined in this Proxy Statement shall have the meanings set forth in the 2001 Stock Plan. It is presently contemplated by the Compensation and Stock Option Committee that options or awards will be granted under the 2001 Stock Plan to the Named Executive Officers following the Annual Meeting with respect to the following range of shares of Common Stock:
William B. Dockser (from 750,000 to 1,000,000), H. William Willoughby (from 750,000 to 1,000,000), David B. Iannarone (from 375,000 to 450,000), Cynthia O.
Azzara (from 300,000 to 500,000), and

Brian L. Hanson (from 250,000 to 300,000). These contemplated option/award grants are based on the Compensation and Stock Option Committee's analysis of a number of factors including a competitive compensation market analysis conducted by Arthur Andersen's Human Capital Consulting Group with respect to 2001 compensation and the value of outstanding options held by such Named Executive Officers. See "Report of the Compensation and Stock Option Committee."

Purpose

     The purpose of the 2001 Stock Plan is to strengthen the Company by providing an incentive to the employees, officers, consultants and directors of the Company, as well as subsidiaries and affiliates of the Company, and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a written offer of employment), officers, consultants and directors of the Company, as well as subsidiaries and affiliates of the Company, an added long-term incentive for high levels of performance and unusual efforts through the grant of Options, Restricted Stock, Performance Shares, and other Share based Awards.

Administration; Amendment and Termination

     The committee administering the 2001 Stock Plan (the "Committee") shall consist of one or more Directors and may consist of the entire Board. If the Committee consists of less than the entire Board, then with respect to any Option or Award to an individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two Directors each of whom shall be a Nonemployee Director and to the extent necessary for any award under the 2001 Stock Plan to qualify as performance-based compensation for the purposes of
Section 162(m) of the Code, the Committee shall consist of at least two Directors each of whom shall be an Outside Director.

     The Board has adopted the 2001 Stock Plan, effective July 2, 2001, subject to approval by the Company's stockholders. The 2001 Stock Plan will terminate on July 1, 2011, and no Option or Award may be granted after July 1, 2011. The Board may sooner terminate the 2001 Stock Plan and the Board may at any time and from time to time amend, modify or suspend the 2001 Stock Plan, provided, however, that no such amendment, modification, suspension or termination can impair or adversely alter any Options or Awards theretofore granted under the 2001 Stock Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the 2001 Stock Plan, and to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

     Each Option and Award under the 2001 Stock Plan will be evidenced by an agreement that sets forth the terms of the grant. Under the 2001 Stock Plan, the Committee has the authority to, among other things: (a) select the individuals to whom Options and Awards will be granted, (b) determine the type, size and the terms and conditions of Options and Awards, and (c) establish the terms for treatment of Options and Awards upon a termination of employment.

Shares Available for Issuance

     Under the 2001 Stock Plan, 6,100,000 Shares of authorized and unissued common stock will be available for the grant of Options and Awards, all of which may be granted pursuant to Incentive Stock Options. The maximum number of Shares with respect to which Options may be granted to any individual during any calendar year is 1,500,000, and the maximum number of Shares that may be subject to Awards of Performance Shares during any calendar year is 1,000,000. If both the Reverse Stock Split and the 2001 Stock Incentive Plan proposals are approved by stockholders then the foregoing three referenced share amounts will be appropriately adjusted.

     In the event of any Change in Capitalization, however, the Committee may adjust the maximum number, exercise price and class of Shares with respect to which Options and Awards may be granted, the number and class of Shares which are subject to outstanding Options and Awards and the purchase price thereof. If any outstanding Option or Award expires or terminates, the shares of Common Stock allocable to the unexercised portion of such Option or Award may again be available for award under the 2001 Stock Plan.

Eligibility

     Employees (including future employees who have received a written offer of employment), officers, consultants and directors of the Company and its Subsidiaries and Affiliates are eligible to be granted Options, Restricted Stock, Performance Shares, and other Share based Awards.

Stock Options

     The per Share exercise price of an Option granted under the 2001 Stock Plan will be determined by the Committee at the time of grant and set forth in the option agreement, provided that the purchase price per Share may not be less than 100% of the fair market value of the Common Stock at the date of grant.
Each Option will be exercisable at such dates and in such installments as determined by the Committee. All outstanding Options will become fully exercisable upon a "Change in Control," and an individual's Option agreement or employment agreement may provide for accelerated vesting upon the occurrence of other events or upon a "change in control" as it may be defined in such individual's Option agreement or employment agreement. In addition, the Committee reserves the authority to accelerate the exercisability of any Option at any time. Each Option terminates at the time determined by the Committee provided that the term of each Option generally may not exceed ten years. The Committee may accept the surrender of outstanding Options and may grant new Options in substitution for them.

     Options are generally not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. Notwithstanding the foregoing, the Committee may set forth in the agreement evidencing a Nonqualified Stock Option, at the time of grant or at any time thereafter, that the Option may be transferred to members of the optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. Options may be exercised during the optionee's lifetime only by the grantee or his guardian or legal representative. The purchase price for Shares may be paid (a) in cash, (b) by transferring Shares of Common Stock to the Company (provided such Shares have been held by the optionee for at least six (6) months prior to the exercise of the Option or such lesser period as permitted by the Committee in its discretion), or (c) by a combination of the foregoing; provided, however, the Committee may determine that payment must be in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee.

     The Committee will determine the terms and conditions applicable to an Option upon a termination or change in the status of the employment or service of the optionee by the Company or a subsidiary or a division thereof (including a termination or change by reason of the sale of such subsidiary or division).

Restricted Stock

     The Committee will determine the terms of each Restricted Stock Award at the time of grant, including the price, if any, to be paid by the grantee for the Restricted Stock, the restrictions placed on the Shares, and the time or times when the restrictions will lapse. Unless otherwise determined by the Committee, the grantee will have all the rights of a stockholder with respect to Shares of Restricted Stock, including the right to vote and receive dividends. In addition, at the time of grant, the Committee, in its discretion, may decide:
(a) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions thereon lapse, (b) whether any deferred dividends will be reinvested in additional Shares of Common Stock or held in cash, and (c) whether interest will be accrued on any dividends not reinvested in additional Shares of Restricted Stock. Deferred dividends held in respect of Shares of Restricted Stock shall be forefeited if the related Shares are forfeited. Unless otherwise provided at the time of grant, the restrictions on the Restricted Stock will lapse upon a Change in Control. Further, an individual's Restricted Stock agreement or employment agreement may provide for the accelerated lapse of restrictions upon the occurrence of other events or upon a "change in control" as it may be defined in such individual's Restricted Stock agreement or employment agreement. Shares of Restricted Stock are non-transferable until such time as all restrictions upon such Shares lapse.

Performance Shares

     Performance Shares will be awarded as the Committee may determine, and the vesting of Performance Shares will be based upon specified performance objectives to be determined by the Committee among the following: revenue, funds from operations, cash flow from operations, net income, operating income, earnings per Share, Share price, pre-tax profits, net earnings, return on assets or equity, sales, market share, total Shareholder return, total Shareholder return relative to peers, or any combination of the foregoing. Performance objectives (and underlying business criteria, as applicable) may be in respect of: (a) the performance of the Company, (b) the performance of any of its Subsidiaries or Affiliates, (c) the performance of any of its divisions or segments, or (d) any combination thereof. Performance objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The performance objectives with respect to a performance cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the performance cycle has elapsed or (y) the date which is ninety days after the commencement of the performance cycle, and in any event while the performance relating to the performance objectives remains substantially uncertain.

     Upon granting Performance Shares, or at any time thereafter, to the extent permitted under Section 162(m) of the Code, the Committee may provide for the manner in which performance will be measured against the performance objectives (or may adjust the performance objectives), or include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures or other corporate transactions, core process redesigns, structural changes/outsourcing, and foreign exchange impacts. The agreement evidencing the Award of Performance Shares will set forth the terms and conditions thereof, including those applicable in the event of the grantee's termination of employment. In the event of a Change in Control, unless otherwise determined by the Committee and set forth in the agreements evidencing specific Awards of Performance Shares, the restrictions on all Performance Shares will lapse. In addition, an individual's Performance Share agreement or employment agreement may provide for the accelerated lapse of restrictions upon the occurrence of death, Disability, or a "change in control" as it may be defined in such individual's Performance Share agreement or employment agreement. Performance Shares are nontransferable until the restrictions with respect thereto have lapsed.

Other Share Based Awards

     The Commitee may grant an Award of Shares to any individual eligible to receive Awards under the 2001 Stock Plan, on such terms and conditions as the Committee may determine in its sole discretion.

Certain Federal Income Tax Consequences

     The following discussion is a general summary of the principal federal income tax consequences under current law relating to Awards granted to employees under the 2001 Stock Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Stock Options

     An optionee will not recognize any taxable income upon the grant of a Nonqualified Stock Option or an Incentive Stock Option and the Company will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a Nonqualified Stock Option, the excess of the fair market value of Common Stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. Subject to any deduction limitation under
Section 162(m) of the Code (which is discussed below), the Company will be entitled to a federal income tax deduction in the same amount and at the same time as (x) the optionee recognizes ordinary income, or (y) if the Company complies with applicable income reporting requirements, the optionee should have reported the income. An optionee's subsequent disposition of Shares acquired upon the exercise of a nonqualified option will ordinarily result in capital gain or loss.

     On exercise of an Incentive Stock Option, the holder will not recognize any income and the Company will not be entitled to a deduction. However, the amount by which the fair market value of the Shares on the exercise date of an Incentive Stock Option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purpose and may therefore result in alternative minimum tax liability to the option holder.

     The disposition of Shares acquired upon exercise of an Incentive Stock Option will ordinarily result in capital gain or loss. However, if the holder disposes of Shares acquired upon exercise of an Incentive Stock Option within two years after the date of grant or one year after the date of exercise (a "disqualifying disposition"), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the Shares on the date the Option was exercised over the Option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the Shares on the date of exercise of the Option will generally be capital gain. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

     If an Option is exercised through the use of Shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned Shares and thus no gain or loss will be recognized with respect to such Shares upon such exercise. However, if the Option is an Incentive Stock Option, and the previously owned Shares were acquired on the exercise of an Incentive Stock Option or other tax-qualified stock option, and the holding period requirement for those Shares is not satisfied at the time they are used to exercise the Option, such use will constitute a disqualifying disposition of the previously owned Shares resulting in the recognition of ordinary income in the amount described above.

     Special  rules  may  apply in the case of an  optionee  who is  subject  to
Section 16 of the Exchange Act.

Restricted Stock

     A grantee generally will not recognize taxable income upon the grant of Restricted Stock. The recognition of any income will be postponed until such Shares are no longer subject to the restriction or the risk of forfeiture. When the restrictions lapse, the grantee will recognize ordinary income equal to the fair market value of the Restricted Stock at the time that such restrictions lapse and, subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) of the Code, the Company will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income. A grantee may elect to be taxed at the time of the grant of Restricted Stock; if this election is made, the grantee will recognize ordinary income equal to the excess of the fair market value of the Shares of Restricted Stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the grantee for such Shares. The Company will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income.

Performance Shares

     Performance Shares will generally be treated in the same manner as Restricted Stock for tax purposes.

Section 162(m)

     Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for "performance-based compensation," the material terms of which are disclosed to and approved by the stockholders. The Company has structured and intends to implement and administer the 2001 Stock Plan so that compensation resulting from Options and Performance Shares can qualify as "performance-based compensation." The Committee, however, has the discretion to grant Awards with terms that will result in the Awards not constituting performance-based compensation. To allow the Company to qualify such Options and Performance Shares as "performance-based compensation," the Company seeks stockholder approval of the 2001 Stock Plan and the material terms of the performance goals applicable to Performance Shares under the 2001 Stock Plan.

Section 280G of the Code

     Under certain circumstances, the accelerated vesting or exercise of Options or the accelerated lapse of restrictions with respect to other Awards in connection with a Change of Control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a federal income tax deduction.

Vote Required

     Approval of the 2001 Stock Incentive Plan requires the affirmative vote of a majority of the votes duly cast by holders of Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2001 STOCK INCENTIVE PLAN.

ELECTION OF THREE CLASS I DIRECTORS

     Pursuant to the Articles of Incorporation of the Company, the number of directors is currently fixed at nine. The Board of Directors is divided into three classes with staggered terms: Class I, consisting of three directors, with terms expiring at the Annual Meeting, Class II, consisting of three directors, with terms expiring at the 2002 annual meeting of stockholders, and Class III, consisting of three directors with a term expiring at the 2003 annual meeting of stockholders. Members of the Board of Directors are elected for three-year terms.

     At the Annual Meeting, the Class I Nominees will be elected for terms expiring at the 2004 annual meeting of stockholders and until their successors have been duly elected and qualified. Each Class 1 Nominee is currently a director of the Company. A director may be removed only for cause with the affirmative vote of two-thirds of the votes entitled to be cast by the holders of capital stock entitled to vote generally in the election of directors, voting together as a single class.

     Unless otherwise instructed, the Proxy holders will vote the Proxies received for the nominees named below. If the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting or any adjournment or postponement thereof, the Proxies will be voted for such other nominees as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that the nominees will be unwilling or unable to serve if elected as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

     The election of the Class I Nominees requires a plurality of the votes duly cast by holders of Common Stock.

     The Board of  Directors  proposes  the  election of the  following  Class I
Nominees:

                           William B. Dockser
                           Robert E. Woods
                           Donald J. MacKinnon

     If elected, the nominees are expected to serve until the 2004 annual meeting of stockholders.

                MANAGEMENT INFORMATION WITH RESPECT TO DIRECTORS
                   (INCLUDING NOMINEES) AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to directors (including nominees) and executive officers of the Company as of July 20, 2001:

CLASS I DIRECTORS (NOMINEES):

                                                                                       YEAR TERM
NAME                              AGE       POSITION                                   EXPIRES
William B. Dockser                64        Chairman of the Board                      2001
Robert E. Woods                   53        Director                                   2001
Donald J. MacKinnon               37        Director                                   2001


The remainder of the Board constitutes Class II and Class III directors, none of whom will stand for election at the Annual Meeting, as their terms will expire in 2002 and 2003, respectively.

CLASS II DIRECTORS (CONTINUING DIRECTORS):

                                                                                       YEAR TERM
NAME                              AGE       POSITION                                   EXPIRES
H. William Willoughby             55        President, Secretary and Director          2002
Alan M. Jacobs                    53        Director                                   2002
Donald C. Wood                    40        Director                                   2002

CLASS III DIRECTORS (CONTINUING DIRECTORS):

                                                                                       YEAR TERM
NAME                              AGE       POSITION                                   EXPIRES
John R. Cooper                    54        Director                                   2003
Robert J. Merrick                 56        Director                                   2003
Michael F. Wurst                  42        Director                                   2003

OTHER EXECUTIVE OFFICERS:


NAME                              AGE       POSITION
David B. Iannarone                40        Executive Vice President
Cynthia O. Azzara                 42        Senior Vice President, Chief
                                            Financial Officer and Treasurer
Brian L. Hanson                   40        Senior Vice President/Servicing

     There are no family relationships among any of the directors or executive officers of the Company. Each executive officer named above was an executive officer of the Company at the time the Company filed a petition under the federal bankruptcy laws in October 1998.

     Mr. William B. Dockser, age 64, has been Chairman of the Board of Directors since 1989. Since the inception of C.R.I., Inc. ("CRI") in 1974, Mr. Dockser has served as Chairman of the Board of Directors of the former advisor to the Company. Mr. Dockser was a co-founder of CRI. He holds a

Bachelor of Laws degree from Yale University Law School and a Bachelor of Arts degree from Harvard University, cum laude.

     Mr. Robert E. Woods, age 53, has served as a Director of the Company since 1998. He is currently the Managing Director and head of loan syndications for the Americas at Societe Generale in New York where he has served in that position since 1997. From 1991 to 1997, Mr. Woods was Managing Director and Head of the Real Estate Capital Markets and Mortgage-Backed Securities division at Citicorp since 1991.

     Donald J. MacKinnon, age 37, has served as a Director of the Company since April 17, 2001, the effective date of the Company's plan of reorganization (the "Reorganization Effective Date"). Since September 2000, Mr. MacKinnon has served as chief executive officer of REALM, a leading provider of software technology solutions for the commercial real estate industry. Mr. MacKinnon has served as president of REALM since May 2000. REALM was formed in February 2000 as a roll-up of five technology companies: ARGUS Financial Software, B.J. Murray, CTI Limited, DYNA, and NewStar Solutions. Prior to joining REALM, Mr. MacKinnon was co-head and co-founder of the Commercial Mortgage Group and manager of the European Asset Securitization Group for Donaldson, Lufkin & Jenrette ("DLJ"), where he managed all of DLJ's commercial mortgage origination, new product development, credit exposure, rating agency relations and securitizations. Prior to joining DLJ in 1992, Mr. MacKinnon worked in the Real Estate Finance Group at Salomon Brothers, Inc. on a variety of commercial real estate debt and equity transactions. Mr. MacKinnon is on the Board of Directors of the National Multi Housing Council where he formerly held the position of chairman of the finance committee.

     Mr. H. William Willoughby, age 55, has been President of the Company since 1990. Mr. Willoughby was a co-founder of CRI and has served as its President since its inception in 1974. He holds a Juris Doctor degree, a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from the University of South Dakota.

     Mr. Alan M. Jacobs, age 53, has served as a Director of the Company since the Reorganization Effective Date. Mr. Jacobs is a senior financial executive with more than 25 years of experience in business turnarounds and insolvency, corporate restructuring and reorganization, corporate finance and dispute resolution. He was a founding member and former senior partner of Ernst & Young LLP's restructuring and reorganization practice, which he left in September 1999 to form AMJ Advisors LLC ("AMJ"). Mr. Jacobs is President of AMJ. AMJ was the financial advisor for the Company's Equity Committee during its Chapter 11 proceeding. Mr. Jacobs is the president and Plan Administrator of T&W Financial Corporation and the co-chairman and co-chief executive officer of West Coast Entertainment Corporation, the Chapter 11 Trustee for Apponline.com, Inc. and the Chapter 7 Trustee for Edison Brothers Stores, Inc. Mr. Jacobs is a director of The Singer Sewing Company. Mr. Jacobs was an executive officer of West Coast Entertainment Corporation at the time such corporation filed a petition under the federal bankruptcy laws in March 2000.

     Mr. Donald C. Wood, age 40, has served as a Director of the Company since the Reorganization Effective Date. Mr. Wood has served as the President of Federal Realty Investment Trust (NYSE:FRT) since February 2001 and as Chief Operating Officer since January 2000. He served as Senior Vice President from May 1998 to February 2001 and as Chief Financial Officer from May 1998 to December 1999. He is also a member of Federal Realty Investment Trust's Senior Executive Committee. Federal Realty Investment Trust is the owner, manager and developer of 122 retail and mixed-use shopping center and urban real estate assets nationwide. From 1990 to 1998, Mr. Wood was with ITT Corporation, serving as Senior Vice President and Chief Financial Officer of Caesars World, Inc., a wholly owned subsidiary of ITT Corp., from 1996 to 1998, as Vice President and Assistant/Deputy Controller of ITT

Corp. from 1994 to 1996. Mr. Wood serves as a director of Storetrax.com, an online retail leasing company.

     Mr. John R. Cooper, age 54, has served as a Director of the Company since the Reorganization Effective Date. Mr. Cooper is Senior Vice President, Finance, of PG&E National Energy Group, Inc. and Senior Vice President, Finance, and Chief Financial Officer of PG&E National Energy Group Company, a subsidiary of PG&E National Energy Group, Inc. Mr. Cooper has been with PG&E National Energy Group Company and its predecessor, U.S. Generating Company, since its inception in 1989. PG&E National Energy Group, Inc. owns and operates electric generation and natural gas transmission facilities and markets energy services and products throughout North America.

     Mr. Robert J. Merrick, age 56, has served as a Director of the Company since 1997. Since June 1998, Mr. Merrick has served as the Chief Credit Officer and Director of MCG Capital Corporation. From 1985 to 1997, he served as Executive Vice President and Chief Credit Officer of Signet Banking Company ("Signet"). While at Signet, Mr. Merrick also served as Chairman of the Credit Policy Committee and was a member of the Asset and Liability Committee, and the Management Committee.

     Mr. Michael F. Wurst, age 42, has served as a Director of the Company since the Reorganization Effective Date. Since February 2000, Mr. Wurst has been a principal of Meridian Realty Advisors, L.P. ("Meridian"), a Dallas-based real estate investment firm focusing on out-of-favor or liquidity-challenged sectors and assets. Prior to joining Meridian, Mr. Wurst was a shareholder at the Dallas, Texas, law firm of Munsch, Hardt, Kopf & Harr, P.C., where he practiced commercial bankruptcy and commercial real estate law for nearly 14 years. Mr. Wurst was a member of the Company's Equity Committee during its Chapter 11 proceeding.

     Mr. David B. Iannarone, age 40, has been Executive Vice President of CRIIMI MAE since December 2000. From 1996 to December 2000, he was Senior Vice President and General Counsel. Mr. Iannarone is responsible for acquisitions of commercial mortgage-backed securities, structured finance, legal affairs and investor relations. From 1991 to 1996, he served with the Federal Deposit Insurance Company/Resolution Trust Company as Counsel-Securities and Finance. Mr. Iannarone received a Master of Law degree from the Georgetown University Law Center, a Juris Doctor degree from the University of Villanova School of Law, and a Bachelor of Arts degree from Trinity College.

     Ms. Cynthia O. Azzara, age 42, has been Chief Financial Officer of CRIIMI MAE since 1994, a Senior Vice President since 1995 and Treasurer since 1997. Ms. Azzara is responsible for accounting, financial and treasury matters of CRIIMI MAE as well as equity and debt placements in the capital markets. Ms. Azzara is a certified public accountant and holds a Bachelor of Business Administration degree in Accounting from James Madison University, magna cum laude.

     Mr. Brian L. Hanson, age 40, has been a Senior Vice President of CRIIMI MAE since March 1998. From March 1996 to March 1998, he served as Group Vice President of CRIIMI MAE. Mr. Hanson is responsible for all loan administration functions, including primary servicing, master servicing, asset management and special servicing. Mr. Hanson received a Bachelor of Arts degree in Mathematics from Washington and Lee University, cum laude.

BOARD MEETINGS AND COMMITTEES

Meetings of Directors

     During 2000, the Board of Directors met nine times and acted by unanimous written consent on one occasion. No director who served as a director in 2000 attended less than 75% of all the meetings of the

Board of Directors and the committees on which he served during 2000. Pursuant to the Company's Bylaws, a majority of the Board of Directors shall at all times consist of directors who are not employees of the Company and do not perform any services for the Company other than as a director ("Unaffiliated Directors").

Compensation of Directors

     Directors who are also employees of the Company receive no additional compensation for their services as directors. Each Unaffiliated Director receives (a) an annual fee of $12,000, (b) 500 common shares annually, (c) options to purchase 500 common shares annually, and (d) a fee of $750 (for telephonic meetings) or $1,500 (for in-person meetings) per day for each meeting in which such director participates, including committee meetings held on days when the Board of Directors is not meeting. In addition, the Company reimburses all directors for travel and other expenses incurred in connection with their duties as directors of the Company.

Committees of the Board of Directors

     The Board of Directors has an Executive Committee, an Audit Committee, and a Compensation and Stock Option Committee. The Company has no nominating or similar committee.

     Audit Committee. The Audit Committee is currently comprised of Messrs. Merrick, Woods, Cooper and Wurst, each of whom is an Unaffiliated Director. The functions performed by the Audit Committee are to: (a) recommend independent accountants to the Company, (b) review the scope of the audit, audit fees, the audit report and the management letter with the Company's independent auditors,
(c) review the financial statements of the Company, (d) review and approve non-audit services provided by the independent accountants, and (e) consult with the independent accountants and management with regard to the adequacy of internal controls. The Audit Committee met six times in 2000.

     Compensation and Stock Option Committee. The Compensation and Stock Option Committee is currently comprised of Messrs. Woods, MacKinnon, Jacobs and Wood, each of whom is an Unaffiliated Director. The Compensation and Stock Option Committee was formed to (a) establish the compensation of the Chairman and President, (b) approve the compensation programs for the Company's other executive officers and key employees, (c) review generally the Company's compensation programs, including the Company's 401(k) plan and other benefit plans, and (d) perform such other duties as may be delegated to it by the Board of Directors. Except with respect to the compensation of the Chairman and President, the Compensation and Stock Option Committee historically has exercised its discretion and not reviewed or approved the salaries and bonuses of the executive officers and other key employees of the Company (including the employment agreements for certain of such executives). These compensation matters have been administered by the Chairman and President. The Compensation and Stock Option Committee administers the Company's Employee Stock Option Plan. The Compensation and Stock Option Committee met four times in 2000.

     Executive Committee. The Executive Committee is comprised of Messrs. Dockser, Willoughby and Woods. The Executive Committee was formed in May 2001 to implement transactions approved by the Board. The Board expects to complete a charter delineating the specific powers and authority of the Executive Committee in the near future.

     The Special Reorganization Committee and Transactional Committee were terminated in April 2001 and May 2001, respectively. The Special Reorganization Committee met twice in 2000 and the Transaction Committee did not meet in 2000.

AUDIT COMMITTEE REPORT

     In accordance with its written charter, which was approved in its current form by the Board of Directors on May 11, 2000, the Audit Committee assists the Board in oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. A copy of the Audit Committee charter is attached to this Proxy Statement as Annex "C".

     The Audit Committee consists of four independent members (as independence is defined by the rules of the New York Stock Exchange).

     In performing its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2000 with management and the Company's independent accountants. The Audit Committee also discussed with the Company's independent accountants all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees" as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants, and, with and without management present, discussed and reviewed the results of the independent accountants' examination of the financial statements.

     The Audit Committee obtained from the independent accountants a formal written statement describing all relationships between the independent accountants and the Company that might bear on the independent accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself that the non-audit services provided by the independent accountants are compatible with maintaining its independence.

     Based on the above-mentioned review and discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

The Audit Committee:

         Robert J. Merrick, Chairman
         Robert E. Woods
         John R. Cooper
         Michael F. Wurst

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the 2000 fiscal year, the Compensation and Stock Option Committee of the Board of directors was comprised of Robert E. Woods, Garrett G. Carlson, G. Richard Dunnells and Robert J. Merrick, none of whom are, or were officers or employees of the Company.

     No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors of the Company.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     The objectives of the Company's executive compensation program are to attract, retain and reward experienced, highly motivated executive officers needed to achieve the Company's business objectives, to link executive compensation to improvements in Company performance and increases in stockholder value, and to align the financial interests of executive officers with those of stockholders by providing equity-based, long term incentives.

     The three primary components of the Company's executive officer compensation are base salary, annual bonus and long-term equity-based incentive awards. For 2000, the determination of these compensation components was also affected by written employment agreements, as to all but one of the Company's executive officers, and the effects of the Company's Chapter 11 proceeding including the terms and conditions of the Bankruptcy Court approved employee retention plan (as applicable to executive officers, the "Retention Plan"). The Retention Plan provided for additional compensation in the form of retention payments for Mr. Iannarone and Ms. Azzara during 2000. Mr. Hanson also received retention payments under a retention plan of the Company's servicing affiliate.

     For 2000, employment agreements, as modified by the Retention Plan, and the Retention Plan were the principal factors governing the salaries, bonuses and option grants provided to all but one of the Company's executive officers, namely, Messrs. Dockser, Willoughby, Iannarone and Ms. Azzara (collectively with Mr. Hanson, the remaining executive officer, the "Named Executive Officers").

     Base Salaries. For 2000, the employment agreements governed the base salary for each executive officer except Mr. Hanson whose base salary was based at levels considered appropriate for comparable positions at peer companies. Messrs. Dockser and Willoughby, Chairman and President, respectively, each received a base salary of $324,500 in 2000. See "Executive Compensation-Summary Compensation Table."

     Bonuses. For 2000, the employment agreements, as modified by the Retention Plan, capped the amount of discretionary bonuses that could be awarded to Messrs. Dockser, Willoughby and Iannanore and Ms. Azzara to 20% of such executive officer's 1998 base salary, unless approved by either (a) the Company's creditors' and equity committees, or (b) the Bankruptcy Court. No discretionary bonuses were paid to these individuals in 2000. In 2000, Mr. Hanson received a discretionary bonus from the Company's servicing affiliate based on performance in 2000. See "Executive Compensation - Summary Compensation Table."

     Stock Options. For 2000, the Retention Plan placed limits on the Compensation and Stock Option Committee's ability to grant options to employees without stockholder approval and advance written notice to the Company's creditors' and equity committees. The Compensation and Stock Option Committee granted no options to Messrs. Dockser and Willoughby in 2000. Based on the recommendation of Messrs. Dockser and Willoughby, the Compensation and Stock Option Committee granted options to each of Messrs. Iannarone and Hanson and Ms. Azzara in 2000 based on internal factors such as contributions made during the past year and subject to a cap under the Retention Plan as to the availability of options. See "Executive Compensation -Option Grants in Last Fiscal Year."

     Chairman and President Compensation. The 2000 executive officer compensation for Messrs. Dockser and Willoughby, the Chairman of the Board and President, respectively, as set forth above, was governed by such individuals' respective employment agreements, as modified by the Retention Plan, the Committee's decision not to pay bonuses to such individuals in 2000 due to the then status of the Company's ongoing Chapter 11 reorganization, and such individuals' recommendation that all available options be granted to other employees in 2000. Messrs. Dockser and Willoughby are significant stockholders in the Company, and to the extent their performance translates into an increase in the value of the Company's stock, all stockholders, including Messrs. Dockser and Willoughby, share the benefits.

     In connection with the 1995 merger of certain mortgage businesses affiliated with CRI into the Company (the "Merger"), the Company entered into a deferred compensation arrangement with Messrs. Dockser and Willoughby in an original aggregate amount of $5,002,183 pursuant to which the Company agreed to pay Messrs. Dockser and Willoughby for services performed in connection with the structuring of the Merger. The Company's obligation to pay the deferred compensation is limited, with certain exceptions, to the creation of an irrevocable grantor trust for the benefit of Messrs. Dockser and Willoughby and the transfer to such trust of the right to receive such deferred compensation (the "Note Receivable") in the original aggregate principal amount of
$5,002,183. The deferred compensation is fully vested and payable only to the extent that payments are made by CRI on the Note Receivable. Payments of principal and interest on the Note Receivable/deferred compensation are payable quarterly and terminate in June 2005. The Note Receivable/deferred compensation bears interest at the prime rate (9.5% as of December 31, 2000) plus 2% per annum. From October 5, 1998 through April 17, 2001, no deferred compensation payments were made as a result of the Company's Chapter 11 proceeding. As of July 20, 2001, aggregate payments of $2,380,303 (including $879,643 in accrued interest) had been made on the Note Receivable/deferred compensation in 2001. These aggregate payments were split equally among Messrs. Dockser and Willoughby. The unpaid aggregate principal balance on the Note Receivable/deferred compensation was approximately $2,000,863 at July 20, 2001.

     Compensation Post-Emergence From Chapter 11. In contemplation of emergence from Chapter 11, the Company engaged Arthur Andersen's Human Capital Consulting Group, on behalf of the Compensation and Stock Option Committee, with regard to 2001 compensation. Arthur Andersen conducted a competitive compensation market analysis to determine benchmarks for the competitive market level of base, bonus and long-term incentive compensation for the Named Executive Officers. Arthur Andersen's analysis was used by the Compensation and Stock Option Committee in connection with its negotiation of new employment agreements with Messrs. Dockser and Willoughby in June 2001 and its determination of option grant share amounts in June 2001 and contemplated option/award share amounts if and after the 2001 Stock Plan is approved by stockholders. See "Executive Compensation - Employment Agreements," and "Proposal to Approve 2001 Incentive Stock Plan." It is noted that such new employment agreements provide for a base salary equal to slightly more than the median compensation received by comparable executives at 26 peer organizations. Of the 26 peer organizations, 12 were selected by the Company and 14 were selected by Arthur Andersen's Human Capital Consulting Group.

     For 2001 and the foreseeable future, the Company expects to emphasize long-term, equity-based incentive awards to achieve the objectives of its executive compensation program. The Company feels it is extremely important to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. See "Proposal to Approve 2001 Incentive Stock Plan."

     Section 162(m) Policy. The SEC requires that this report comment upon the Company's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which limits the deductibility on the Company's tax return of nonperformance-based compensation in excess of $1 million paid to any of the Named Executive Officers. The deductibility limitation outlined by
Section 162(m) of the Code was not a consideration for the Company in 2000 because none of its Named Executive Officers earned sufficient compensation income in 2000 to be subject to 162(m) deductibility limitations. In determining compensation for 2001, the Company has not considered and does not expect to consider the bankruptcy implications with respect to payments under the Note Receivable to Messrs. Dockser and Willoughby. As a result, compensation income in 2001 to such individuals is expected to be subject to 162(m) limitations; however, such executives are not expected to be subject to 162(m) limitations in 2002.

Compensation and Stock Option Committee:

Robert E. Woods, Chairman
Donald J. MacKinnon
Alan M. Jacobs
Donald C. Wood

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of August 9, 2001 by (i) each person known by the Company to be the beneficial owner of more than 5% of its Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer (defined below) and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

                                                          Amount and Nature                  Percent of Common
Name                                                   of Beneficial Ownership               Stock Outstanding
------------------------------------------       ------------------------------------    ---------------------------
William B. Dockser                                4,800,057  (1)(2)                                 3.8%
H. William Willoughby                             4,372,731  (1)(3)                                 3.5%
Robert J. Merrick                                    22,975  (4)                                     *
Robert E. Woods                                      13,996  (5)                                     *
Donald J. MacKinnon                                       -
Alan M. Jacobs                                            -
Donald C. Wood                                       20,000                                          *
John R. Cooper                                       10,000  (6)
Michael F. Wurst                                     10,083                                          *
Cynthia O. Azzara                                   463,910  (7)                                     *
Brian L Hanson                                      288,414  (8)                                     *
David B. Iannarone                                  384,597  (9)                                     *

Gotham Partners L.P.                                                                                (10)
Gotham Partners III
Gotham International
  Advisors LLC                                               (10)
110 East 42nd  Street, 18th Floor
New York, NY   10017

All Directors and Executive Officers             10,380,564
  as a Group (12 persons)                                    (1)(2)(3)(4)(5)(6)(7)(8)(9)(11)        8.2%

------------------------------------------
*Less than 1%.
------------------------------------------
     (1) Includes 6,199 shares of Common Stock owned by CRI of which Messrs. Dockser and Willoughby are the sole shareholders.
     (2) Includes 1,035,812 shares issuable upon exercise of presently exercisable options or those exercisable within 60 days. Includes 143,621 shares of Common Stock held by Mr. Dockser's wife, 156,817 shares of Common Stock held by the William B. Dockser '59 Charitable Lead Annuity Trust (for which Mr. Dockser has sole voting power) and 273,847 shares of Common Stock held by the Dockser Family Foundation (for which Mr. Dockser has sole voting power).
     (3) Includes 1,035,812 shares issuable upon exercise of presently exercisable options or those exercisable within 60 days. Includes 97,234 shares of Common Stock held by the estate of Mr. Willoughby's wife, 49,827 shares of Common Stock held by Mr. Willoughby's parents, 22,555 shares of Common Stock held by Mr. Willoughby's son and 9,217 shares of Common Stock held by Mr. Willoughby's daughter.
     (4) Includes 3,369 shares issuable upon exercise of presently exercisable options or those exercisable within 60 days.
     (5) Includes 2,496 shares issuable upon exercise of presently exercisable options or those exercisable within 60 days.
     (6) Represents shares held in a living trust for the benefit of Mr. Cooper.
     (7) Includes 369,342 shares issuable upon exercise of presently exercisable options or those exercisable within 60 days.
     (8) Includes 245,014 shares issuable upon exercise of presently exercisable options or those exercisable within 60 days.
     (9) Includes 327,297 shares issuable upon exercise of presently exercisable options or those exercisable within 60 days and 500 shares held by Mr. Iannarone's father.
     (10)Based on a Schedule 13G filed by Gotham Partners, L.P., Gotham Partners III, L.P. and Gotham International Advisors L.L.C., ("Gotham") in September 2000, such entities collectively held 6,043,000 shares of Common Stock, for which they held sole voting and investment power; however, according to Bloomberg and other similar reporting services, Gotham filed a Schedule 13F reporting  no shares  of Common  Stock  held as of March 1,  2001.
     (11)Includes 3,019,142 shares issuable upon exercise of presently exercisable options or those exercisable within 60 days.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information concerning compensation earned during the last three years by the Chairman of the Board of Directors and each of the other four most highly compensated executive officers of the Company whose income exceeded $100,000 during the year ended December 31, 2000 (collectively, the "Named Executive Officers").

                                                                             Long Term
                        Annual Compensation                                 Compensation
                 -----------------------------                     -----------------------------

                                                                            Securities               All Other
                               Year      Salary ($)       Bonus ($)     Underlying Options(#)     Compensation($)
                              --------   ------------    -------------  ------------------        ------------
William B. Dockser               2000        324,500                -                 --                  -
      Chairman of the Board      1999        318,354                -            125,000                  -
                                 1998        285,600           59,000            225,000            334,916(1)

H. William Willoughby            2000        324,500                -                 --                  -
      President and Secretary    1999        318,354                -            125,000                  -
                                 1998        285,600           59,000            225,000            334,916(1)

David B. Iannarone               2000        267,094                -             12,500            136,125(2)
      Executive Vice President   1999        242,812           49,500             50,000            247,500(3)
                                 1998        163,882           45,000             15,000                  -

Cynthia O. Azzara                2000        267,094                -             12,500            136,125(2)
      Senior Vice President      1999        242,812           49,500             40,000            247,500(3)
      Chief Financial Officer    1998        185,150           45,000             20,000                  -
      And Treasurer

Brian L. Hanson                  2000        207,740(4)       106,000(4)          12,500            211,750(4)
      Senior Vice President      1999        188,854(5)        38,500(5)          25,000            192,500(5)
                                 1998        147,235           40,000             15,000                  -

----------------------------------------------------------------------------------------------------------------------------------

     (1) These amounts represent deferred compensation which the Company agreed to pay for services performed in connection with the Merger. These amounts represent principal and interest received by the Company in 1998 from CRI in connection with a note receivable acquired by the Company in the Merger. As a result of the Company's Chapter 11 filing, these payments of principal and interest were temporarily suspended and, accordingly, were not paid by the Company to Messrs. Dockser and Willoughby until April 2001.
     (2) These amounts represent retention payments made in April 2000 pursuant to the Employee Retention Plan. Excludes an additional $136,125 paid to each of these individuals in January 2001, representing the final retention payment pursuant to the Employee Retention Plan.
     (3) These amounts represent aggregate retention payments made in April 1999 and October 1999 pursuant to the Employee Retention Plan.
     (4) These amounts represent compensation paid by CMSLP throughout 2000 and long-term incentive payments made in April 2000 and October 2000 pursuant to the CMSLP Long-Term Incentive Plan.
     (5) These amounts represent compensation paid by CMSLP throughout 1999 and long-term incentive payments made in April 1999 and October 1999 pursuant to the CMSLP Long-Term Incentive Plan.

Employment Agreements

     On June 29, 2001, the Company entered into employment agreements with each of Messrs. Dockser and Willoughby (collectively, the "Employment Agreements") replacing the Company's employment agreements with these individuals which were to expire on June 29, 2001. Each of the Employment Agreements has a two-year term and provides for a minimum base salary of $325,000. Each of Messrs. Dockser and Willoughby's base salary will be adjusted at least annually; provided, however, that each of Messrs. Dockser and Willoughby will be entitled to an annual automatic increase in an amount equal to no less than twenty percent (20%) of the previous fiscal year's base salary (as such base salary may be increased, the "Base Salary"). The Employment Agreements require each of Messrs. Dockser and

Willoughby to devote a substantial portion of his time to the affairs of the Company and its subsidiaries and affiliates, except that each of them may devote time to other existing business activities; provided that the time devoted to such other existing business activities does not interfere with the performance of his duties to the Company and its subsidiaries and affiliates. The agreements define the phrase "substantial portion" to mean all of the time required to perform the services necessary and appropriate for the conduct of the businesses of the Company and its subsidiaries and affiliates.

     In the event of a change of control, as defined in the Employment Agreements, Messrs. Dockser and Willoughby reserve the right to voluntarily terminate their employment with the Company. Under the Employment Agreements, Messrs. Dockser and Willoughby are entitled to severance payments in an amount equal to 18 months' Base Salary plus an amount equal to the greater of (a) the Reorganization Bonus (defined below), or (b) all discretionary bonuses earned by the applicable executive prior to the termination of his Employment Agreement, upon termination (i) due to death, (ii) without cause or due to permanent disability, (iii) upon an involuntary resignation for any of the reasons set forth in the Employment Agreement, including a change of control, and (iv) upon the failure to extend the Employment Agreement, if the applicable executive voluntarily resigns his employment or is an employee of the Company on the second anniversary of the Employment Agreement. Messrs. Dockser and Willoughby did not receive any retention payments under the Retention Plan. Each of Messrs. Dockser and Willoughby were paid a reorganization bonus of $350,000 on July 2, 2001 in connection with the successful completion of the Company's Chapter 11 reorganization.

     The Employment Agreements provide for the indemnification of Messrs. Dockser and Willoughby to the extent provided for in the Company's Articles of Incorporation and Bylaws.

     On July 25, 2001, the Company entered into employment agreements with each of Messrs. Iannarone and Hanson and Ms. Azzara (collectively, the "Additional Employment Agreements"). In the case of Mr. Iannarone and Ms. Azzara, the Additional Employment Agreements replaced employment agreements which were to expire on October 7, 2001 and September 15, 2001, respectively. Each Additional Employment Agreement has a two year term. The Additional Employment Agreements provide for a minimum base salary of $325,000 for Mr. Iannarone, $315,000 for Ms. Azzara, and $250,000 for Mr. Hanson, such base salaries to be adjusted at least annually; provided, however, that each of such individuals will be entitled to an annual automatic increase in an amount equal to no less than the greater of (a) twenty percent (20%) of the annual base salary in effect during the month immediately prior to the month in which the adjustment is to occur, or
(b) the Consumer Price Index percentage increase set forth in each Additional Employment Agreement (as such base salary may be increased, the "Base Salary"). The Additional Employment Agreements also provide each of such individuals with a guaranteed minimum bonus equal to one-third of each individual's Base Salary. In connection with the Chapter 11 reorganization of the Company, each of these individuals received retention payments during the bankruptcy, including $272,500 for 2000 for each of Mr. Iannarone and Ms. Azzara and $211,750 for 2000 for Mr. Hanson (such retention payments for 2000 referred to as the "2000 Retention Payments"). Each of these individuals also received a reorganization bonus paid in July 2001, as follows: $75,000 each to Mr. Iannarone and Ms. Azzara and $60,000 to Mr. Hanson (collectively, the "Reorganization Bonuses").

     Under the Additional Employment Agreements, each of Messrs. Iannarone and Hanson and Ms. Azzara is entitled to severance payments in an amount equal to 18 months' Base Salary plus an amount equal to the greater of (a) the sum of such individual's 2000 Retention Payments and Reorganization Bonus, or (b) all discretionary bonuses and minimum bonuses earned by such individual prior to the termination of such individual's Additional Employment Agreement, upon termination (i) due to death, (ii) without cause or due to permanent disability,
(iii) upon an involuntary resignation for any of the reasons set forth in such individual's Additional Employment Agreement, including a change of control, and
(iv) upon the failure to extend such individual's Additional Employment Agreement, if such individual voluntarily resigns his employment or is an employee of the Company on the second anniversary of such individual's Additional

Employment Agreement. In the event of an individual's termination within six months of a change of control (as defined in each of the Additional Employment Agreements), all of such individual's options to acquire shares of the Company's Common Stock, to the extent not then exercisable, will become immediately exercisable.

     The Additional Employment Agreements provide for indemnification of Messrs. Iannarone and Hanson and Ms. Azzara to the extent provided for in the Company's Articles of Incorporation and Bylaws.

Employee Stock Option Plan

     The purpose of the Company's Second Amended and Restated Stock Option Plan for Key Employees (the "Employee Stock Option Plan") is to enhance the long-term profitability of the Company and shareholder value by offering incentives and rewards to those officers and other employees of the Company and its subsidiaries who are important to the Company's growth and success, and to encourage such officers and employees to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company.

     Under the Employee Stock Option Plan, the total number of shares of Common Stock with respect to which options may be granted shall not exceed 4.5 million shares of Common Stock. As of July 20, 2001, 4,500,000 shares were subject to issuance under outstanding options and no shares remained available for issuance under options to be granted. In connection with this Proxy Statement, the Company is seeking approval of the 2001 Stock Incentive Plan. See "Proposal to Approve 2001 Stock Incentive Plan."

     Options granted under the Employee Stock Option Plan may be designated as either "nonqualified stock options" or "incentive stock options." The exercise price for options granted under the Employee Stock Option Plan may not be less than the fair market value of a share of common stock on the date of grant.

     Any executive officer or other key employee of the Company or any subsidiary of the Company is eligible to be granted options under the Employee Stock Option Plan, subject to certain limitations. The Compensation and Stock Option Committee, which administers the Employee Stock Option Plan, is authorized to select from among eligible employees the individuals to whom options are to be granted and to determine the number of shares of Common Stock subject to each option, whether such options are to be incentive stock options or nonqualified stock options, and other terms and conditions of the options consistent with the Employee Stock Option Plan.

Option Grants In Last Fiscal Year

The following table sets forth certain information concerning options granted to the Named Executive Officers during the year ended December 31, 2000:

                         Common Shares     % of Total Options
                          Underlying           Granted to           Exercise
                            Options            Employees            Price Per       Expiration         Grant Date  )
                          Granted (#)        In Fiscal Year       Share ($/Sh)         Date         Present Value($)
                         --------------    -------------------    --------------    ------------    -----------------
William B. Dockser                -                -                          -          -                 -

H. William Willoughby             -                -                          -          -                 -

Cynthia O. Azzara         12,500   (1)           10.13%                  1.0625      03/17/2008       10,240(2)

David B. Iannarone        12,500   (1)           10.13%                  1.0625      03/17/2008       10,240(2)

Brian  L Hanson           12,500   (1)           10.13%                  1.0625      03/17/2008       10,240(2)

-----------------------------------------------------------------------------------------------------------------------

     (1) These options were granted on March 17, 2000 and will vest in three equal annual installments over three years commencing on the first anniversary of the date of grant.

     (2) These values are estimated on the date of grant using the Black-Scholes option pricing model, which produces a per option share value as of March 17, 2000, the grant date, of $0.83 using the following principal assumptions: expected stock price volatility 96.2%, risk free rate of return of 6.44%, dividend yield of 0% and expected life of 5.29 years. No adjustments have been made for forfeitures or non-transferability. The actual value, if any, that the executive officer will realize from these options will depend solely on the increase in the stock price over the option price when the options are exercised.


     On June 18, 2001, options were granted to William B. Dockser (as to 250,000 shares), H. William Willoughby (as to 250,000 shares), David B. Iannarone (as to 225,000 shares), Cynthia O. Azzara (as to 200,000 shares), and Brian L. Hanson (as to 150,000 shares). These options vested in full on the date of grant. These option grants were based on the Compensation and Stock Option Committee's analysis of a number of factors including a competitive compensation market analysis conducted by Arthur Andersen's Human Capital Consulting Group and the value of then outstanding options held by such individuals. See "Report of Compensation and Stock Option Committee."

Aggregated Option Exercises In Fiscal Year 2000 And Year End 2000 Option Values

     The following table provides information concerning the exercise of options during the year ended December 31, 2000 for each of the Named Executive Officers.

                                                                Number of Shares
                                                             Underlying Unexercised        Value of Unexercised In-the-
                       Shares Acquired         Value          Options at FY-end (#)        Money Options at FY-end ($)
                       on Exercise (#)     Realized ($)      Exercisable/Unexercisable   Exercisable/Unexercisable (1)
                       ---------------    ----------------    ----------------------    ----------------------------
William B. Dockser            -                    -           1,826,727    242,554            -              -

H. William Willoughby         -                    -           2,018,372    242,554            -              -

Cynthia O. Azzara             -                    -              93,217     51,307            -              -

David B. Iannarone            -                    -              48,514     57,126            -              -

Brian L. Hanson               -                    -              47,540     37,724            -              -
-------------------

     (1) There were no unexercised in-the-money options as of December 31, 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company maintains its headquarters office in Rockville, Maryland. Pursuant to an administrative services agreement with CRI which was entered into in connection with the Merger (the "CRI Administrative Services Agreement"), CRI is obligated to provide the Company and its subsidiaries with certain administrative office, facility and other services, at cost, with respect to certain aspects of the Company's business. The Company intends to use the services provided under the CRI Administrative Services Agreement to the extent such services are not performed by the Company or provided by another service provider. The CRI Administrative Services Agreement is terminable on 30 days' notice at any time by the Company. The Company and its subsidiaries paid charges under the CRI Administrative Services Agreement of $151,171 and $182,691 for the years ended December 31, 2000 and 1999, respectively.

     In June 1997, a subsidiary of the Company acquired a Holiday Inn Express hotel in Nashville, Tennessee in a foreclosure sale from a commercial mortgage-backed security trust. In connection with such purchase, the subsidiary-owner of the hotel entered into a hotel management agreement (the "Hotel Management Agreement") with Capitol Hotel Group International, Inc. ("CHGI"), a Maryland company partially owned by Messrs. Dockser and Willoughby. The Hotel Management Agreement provides that in exchange for the hotel management and operating duties set forth in the agreement, CHGI will receive an annual management fee in an amount equal to four percent of the total annual revenues of the hotel plus twenty percent of the annual net profit of the hotel. For the years ended December 31, 2000 and 1999, the Company paid a total of $34,698 and $61,077, respectively, to CHGI pursuant to the Hotel Management Agreement. Prior to entering into the Hotel Management Agreement, the Company received a written opinion from an independent hotel consulting and appraisal company that the terms of the Hotel Management Agreement were reasonable and within industry standards. This real estate property was sold to a third party in July 2000 and the Hotel Management Agreement was terminated.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires each director and executive officer of the Company and each person who owns more than 10% of the Company's Common Stock to report to the SEC, by a specified date, his, her or its beneficial ownership of, and certain transactions in, the Company's Common Stock. Except as otherwise noted below, based solely on its review of Forms 3 and 4 and amendments thereto furnished to the Company, and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all directors, officers and beneficial owners of more than 10% of the Common Stock have filed on a timely basis Forms 3, 4 and 5 as required in the year ended December 31, 2000. Each director and executive officer not a director filed a delinquent Form 4 reporting an increase in the number of shares subject to their respective stock options due to an adjustment effected as a result of the anti-dilution provisions of applicable stock option plans and/or agreements. In addition, two delinquent Form 5s were filed by H. William Willoughby to report increases in the number of shares held through indirect ownership by him as a result of conversions of preferred shares.

PERFORMANCE GRAPH

     The following Performance Graph compares the cumulative total shareholder return on the Common Stock with the cumulative total shareholder return of the companies comprising (i) the S&P 500 Index and (ii) the NAREIT Mortgage Index, an industry index provided by the National Association of Real Estate Investment Trusts. The Performance Graph assumes an initial investment of $100 on December 31, 1995, and the reinvestment of all dividends paid thereafter with respect to such $100 investment, in each of (i) the Common Stock, (ii) the stocks comprising the S&P 500 Index, and (iii) the stock comprising the NAREIT Mortgage Index.










                                       12/31/1995    12/31/1996   12/31/1997   12/31/1998    12/31/1999   12/31/2000
                                       ----------    ----------   ----------   ----------    ----------   ----------
CRIIMI MAE                                                67.48%        29.54%     -74.61%      -58.93%       -51.40%
                                            100.00       167.48        216.96       55.08        22.62         11.00

S&P 500 Index                                             22.75%        33.36%      28.58%       21.04%        -9.13%
                                            100.00       122.75        163.71      210.49       254.79        231.53

NAREIT Mortgage Index*                                    50.86%         3.82%     -29.22%      -33.22%        15.96%
                                            100.00       150.86        156.62      110.86        74.03         85.85

     *The NAREIT Mortgage Index includes all real estate investment trusts ("REITs") listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. During 2000, 22 REITs were included in the NAREIT Mortgage Index. The Corporation will provide to any shareholder upon request the names of the companies whose stocks comprise the NAREIT Mortgage Index.

PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS

     The Company's financial statements for the fiscal year ended December 31, 2000 were audited by Arthur Andersen LLP. The Board of Directors has selected Arthur Andersen LLP to serve as independent accountants of the Company to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2001. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

     The ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 2001 will require the affirmative vote of a majority of the votes duly cast by the holders of Common Stock.

Fees Paid to Arthur Andersen LLP

     The following table shows all fees paid or accrued by the Company for the audit and other services provided by Arthur Andersen LLP for the fiscal year ended December 31, 2000.

     Audit Fees(1)                                             $1,802,245
     Financial Information Systems Design and
             Implementation Fees                               $0
     All Other Fees(2)                                         $1,003,582


     (1) Audit services of Arthur Andersen LLP for 2000 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.

     (2) "All Other Fees" includes $726,355 for tax compliance and tax consulting work.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

2002 STOCKHOLDER PROPOSALS

     The Company expects to hold its 2002 annual meeting of stockholders in May 2002. Stockholders of the Company may submit proposals that they believe should be voted upon at the 2002 annual meeting. Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Company's 2002 proxy statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company at 11200 Rockville Pike, Rockville, Maryland 20852 no later than December 22, 2001. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement.

OTHER MATTERS

     The Board of Directors know of no business that will be presented at the Annual Meeting other than as described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying Proxy will be voted "FOR" the proposals described in this Proxy Statement and "FOR" the election of the Class I Nominees. If any other business properly comes before the Annual Meeting, the Proxy holders will vote thereon in accordance with their judgment.

ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 was mailed to stockholders on April 30, 2001.

REPORT ON FORM 10-K

THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, TO EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO CRIIMI MAE INC., 11200 ROCKVILLE PIKE, ROCKVILLE, MARYLAND 20852, ATTN: VICE PRESIDENT--INVESTOR RELATIONS. TO DOWNLOAD A COPY OF THE ANNUAL REPORT ON FORM 10-K, GO TO WWW.CRIIMIMAEINC.COM, CLICK ON SHAREHOLDER INFORMATION AND CLICK ON SEC FILINGS..

DATED: August 15, 2001



                                            ON BEHALF OF THE BOARD OF DIRECTORS



                                            /s/H. William Willoughby
                                            --------------------------
                                            H. William Willoughby
                                            Secretary

                                    ANNEX "A"

  PROPOSED AMENDMENT TO ARTICLE V OF THE ARTICLES OF INCORPORATION THE COMPANY

Upon approval of the Reverse Stock Split Proposal, paragraph (A) of Article V of the Articles of Incorporation would be amended to read substantially as follows:

     "(A) Aggregate Number and Classes. The aggregate number of shares of all classes of stock that the Corporation shall have authority to issue is three hundred seventy five million (375,000,000), consisting of: three hundred million (300,000,000) shares of common stock, par value one cent ($0.01) per share (together with any other class or series of common stock which may hereafter be authorized, the "Common Stock") and seventy five million (75,000,000) shares of preferred stock, par value one cent ($0.01) per share (together with any other class or series of preferred stock that may hereafter be authorized, the "Preferred Stock"), of which three million (3,000,000) shares are classified as Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock"), two hundred three thousand (203,000) shares are classified as Series E Cumulative Convertible Preferred Stock (the "Series E Preferred Stock"), one million six hundred ten thousand (1,610,000) shares are classified as Series F Redeemable Cumulative Dividend Preferred Stock (convertible during the period of ten (10) business days after the fifth business day after the initial issue date and during the period of ten (10) business days ending ninety (90) calendar days after the initial issue date or the first Business Day thereafter) (the "Series F Preferred Stock") and three million seven hundred sixty thousand (3,760,000) shares are classified as Series G Redeemable Cumulative Dividend Preferred Stock (convertible during the period of ten (10) trading days commencing one hundred
(100) calendar days after the initial issue date or, if such commencement date is not a trading day, the first trading day thereafter (the "Series G Preferred Stock"). The Common Stock and the Preferred Stock, together with any other class or classes of Capital Stock that may hereafter be authorized, are referred to herein collectively as the "Capital Stock." The Board of Directors of the Corporation (the "Board of Directors" or the "Board") may classify and reclassify any unissued Capital Stock, whether now or hereafter authorized, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such stock.

     Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Corporation's common stock par value $0.01 per share, issued and outstanding immediately prior to the Effective Date (the "Pre-Split Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed (the "Reverse Stock Split") into
0.1 of one share of common stock par value $0.01 per share (the "Post-Split Common Stock"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Pre-Split Common Stock (the "Pre-Split Certificates," whether one or more) shall be entitled to receive upon surrender of such Pre-Split Certificates to the Corporation's
Secretary for cancellation, a certificate or certificates (the "Post-Split Certificates," whether one or more) representing the number of whole shares of Post-Split Common Stock into which and for which the shares of Pre-Split Common Stock formerly represented by such Pre-Split Certificates so surrendered, are reclassified pursuant to the terms hereof. No script or fractional shares certificates will be issued for Pre-Split Common Stock in connection with the Reverse Stock Split. Each holder of shares of Pre-Split Common Stock not divisible by ten as of the effective date of the Reverse Stock Split will receive, upon surrender of certificates representing such shares, cash in lieu of fractional shares based upon the closing price of the Corporation's Post-Split Common Stock on the Effective Date as reported on the New York Stock Exchange. From and after the Effective Date, Pre-Split Certificates shall represent only the right to receive Post-Split Certificates pursuant to the provisions hereof. If more than one Pre-Split Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Post-Split Common Stock for which the

Post-Split  Certificates  shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Certificates so surrendered. If any Post-Split Certificate is to be issued in a name other than that in which the Pre-Split Certificate surrendered for exchange are issued, the Pre-Split Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporation's Secretary that such taxes are not payable. From and after the Effective Date, the amount of capital represented by the shares of Post-Split Common Stock into which and for which the shares of the Pre-Split Common Stock are reclassified pursuant to the terms hereof shall be the same as the amount of capital represented by the shares of Pre-Split Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

     The Corporation's Series B Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock shall not be affected by the filing of this Amendment."

                                    ANNEX "B"

                                 CRIIMI MAE INC.

                            2001 STOCK INCENTIVE PLAN
                            (As Adopted July 2, 2001)



     1. Purpose.

     The purpose of this Plan is to strengthen CRIIMI MAE Inc., a Maryland corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries and Affiliates an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Performance Shares, Share Awards and Restricted Stock (as each term is herein defined).

     2. Definitions.

                  For purposes of this Plan:

     2.1 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

     2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     2.3 "Award" means a grant of Restricted Stock, a Performance Award, a Share Award or any or all of them.

     2.4 "Board" means the Board of Directors of the Company.

     2.5 "Cause" means:

     (a) with respect to Eligible Directors, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

     (b) in the case of an Optionee or Grantee whose employment or consulting relationship with the Company, Subsidiary or Affiliate is subject to the terms of an employment or consulting agreement between such Optionee or Grantee and the Company, Subsidiary or Affiliate, which employment agreement includes a definition of "Cause", the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

     (c) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries or Affiliates which transaction is adverse to the interests of the Company or any of its Subsidiaries or Affiliates and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar minor offenses) provided, however, that following a Change in Control clause (i) of this Section 2.5(c) shall not constitute "Cause."

     2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     2.7 A "Change in Control" shall mean the occurrence of any of the following:

     (a) The "acquisition" by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act (as defined below) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any securities of the Company which generally entitles the holder thereof to vote for the election of directors of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such Person, would result in such Person either "Beneficially Owning" fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities or having the ability to elect fifty percent (50%) or more of the Company's directors; provided, however, that for purposes of this paragraph (a) of Section 2.7, a Person shall not be deemed to have made an acquisition of Voting Securities if such Person; (i) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of open market acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (ii) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); (iii) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (c) of this Section 2.7); or (iv) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities as a result of a transaction approved by a majority of the Incumbent Board (as defined in paragraph (b) below); or

     (b) The individuals who, as of the Effective Date of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

     (c) The consummation of a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless (i) the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and (iii) no Person (other than (x) the Company or any Controlled Entity, (y) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or (z) any Person who, immediately prior to the Business Combination, had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination described in clauses (i), (ii) and (iii) of this paragraph shall be referred to as a "Non-Control Transaction"); or

     (d) A complete  liquidation or dissolution of the Company;  or

     (e) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Entity).

     Notwithstanding the foregoing, if Optionee's or Grantee's employment is terminated and Optionee or Grantee reasonably demonstrates that such termination
(x) was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (y) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to Optionee or Grantee shall mean the date immediately prior to the date of such termination of employment.

     A Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     2.8 "Code" means the Internal Revenue Code of 1986, as amended.

     2.9 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer this Plan and to perform the functions set forth herein.

     2.10 "Company" means CRIIMI MAE Inc.

     2.11 "Director" means a director of the Company.

     2.12 "Disability" means:

     (a) in the case of an Optionee or Grantee whose employment with the Company, Subsidiary or Affiliate is subject to the terms of an employment agreement between such Optionee or Grantee and the Company, Subsidiary or Affiliate, which employment agreement includes a definition of "Disability" or similar term such as "permanent disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

     (b) the term "Disability" as used in the Company's long-term disability plan, if any; or

     (c) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

     2.13 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

     2.14 "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiary or Affiliate.

     2.15 "Eligible Individual" means any of the following individuals who may be designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director (other than an Eligible Director), officer or employee of the Company, Subsidiary or Affiliate, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company, Subsidiary or Affiliate.

     2.16 "Exchange Act" means the Securities  Exchange Act of 1934, as amended.

     2.17 "Fair Market Value" on any date means the closing sales prices of the Shares (i) on the day before such date, or (ii) on such date if an Agreement so provides, on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     2.18 "Grantee" means a person to whom an Award has been granted under this Plan.

     2.19 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     2.20 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     2.21 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.22 "Option" means a Nonqualified Stock Option or an Incentive Stock Option, or both of them if the context requires.

     2.23 "Optionee" means a person to whom an Option has been granted under this Plan.

     2.24 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     2.25 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.26 "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of
Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

     2.27 "Performance Cycle" means the time period specified by the Committee at the time Performance Shares granted during which the performance of the Company, or a Subsidiary Affiliate or Division will be measured.

     2.28 "Performance  Objectives" has the meaning set forth in Section 7.

     2.29 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 7.

     2.30 "Retained Distribution" means any securities or other property (other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

     2.31 "Restricted Period" means the period designated by the Committee during which Restricted Stock may not be sold, assigned, pledged or otherwise encumbered.

     2.32 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 6.

     2.33 "Share Award" means an Award of Shares granted  pursuant to Section 8.

     2.34 "Shares" means the common stock, par value $.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

     2.35 "Subsidiary" means (i) except as provided in clause (ii) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company, and (ii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns 50% or more of the outstanding equity or other ownership interests.

     2.36 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies or a spun-off entity resulting from a transaction described in Section 355 of the Code.

     2.37 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent, Subsidiary or Affiliate.

     3.  Administration.

     3.1 This Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of this Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of one (1) or more Directors and may consist of the entire Board. If the Committee consists of less than the entire Board, then with respect to any Option or Award to an individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Nonemployee Director and to the extent necessary for any award under this Plan to qualify as performance-based compensation for the purposes of Section 162(m) of the Code, the Committee shall consist of at least two (2) Directors each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under this Plan to any other person or persons.

     3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

     (a) select those Eligible Individuals to whom Options shall be granted under this Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per

Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of this Plan;

     (b) select those Eligible Individuals to whom Awards shall be granted under this Plan and to determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of this Plan;

     (c) to construe and interpret this Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of this Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in this Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that this Plan and the operation of this Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make this Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

     (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of this Plan;

     (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in this Plan; and

     (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to this Plan.

     4. Stock Subject to this Plan; Grant Limitations.

     4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under this Plan is 6,100,000, all of which may be granted pursuant to Incentive Stock Options. The maximum number of Shares that may be the subject of Options granted to an Eligible Individual in any one calendar year period may not exceed 1,500,000 Shares, and the maximum number of Shares that may be subject to Awards of Performance Shares granted to an Eligible Individual in any one calendar year period may not exceed 1,000,000 Shares. The Company shall reserve for the purposes of this Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows. In connection with the granting of an Option or an Award, the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

     4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

     5. Option Grants for Eligible Individuals and Eligible Directors.

     5.1 Authority of Committee. Subject to the provisions of this Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary or Affiliate. The Committee or the entire Board may establish the terms of grants of Nonqualified Stock Options to Eligible Directors consistent with Rule 16b-3 promulgated under the Exchange Act.

     5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that unless the Committee provides otherwise an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     5.4 Vesting. Subject to Section 5.9, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time. In addition to the accelerated vesting of all Options that shall occur upon a Change in Control pursuant to Section 5.9 hereof, an Optionee's individual Agreement or employment agreement may provide for accelerated vesting upon the occurrence of other events or upon a "change in control" as it may be defined in such individual Agreement or employment agreement.

     5.5 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under this Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.5) are exercisable by an

Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

     5.6 Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     5.7 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail or telecopy to the Company's designee, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or
(c) a combination of cash and the transfer of Shares; provided, however, that the Committee may determine that the exercise price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Company's designee who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     5.8 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, and (b) the Company shall have issued and delivered Shares to the Optionee. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

     5.9 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become fully exercisable immediately prior to the Change in Control or such earlier time prior to the Change in Control as the Committee, in its sole discretion, may decide. In addition, to the extent set forth in the agreement evidencing the transaction resulting in the Change in Control, or to the extent determined by the Committee in its sole discretion, all Options that are outstanding upon such Change in Control shall be cancelled and each Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (a) the Fair Market Value of the remaining Shares subject to the Option on the date of the Change in Control, over (b) the aggregate exercise price for such Shares under the Option.

     6. Restricted Stock.

     6.1 Grant. The Committee may grant Awards of Restricted Stock to Eligible Individuals and Eligible Directors each of which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 6.

     6.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares. The Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock and such Retained Distributions shall be subject to the same restrictions on terms and conditions as are applicable to the Restricted Stock.

     6.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 6.4, such Shares and Retained Distribution shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

     6.4 Lapse of  Restrictions.

     (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine (the "Restricted Period"). The Agreement evidencing the Award shall set forth any such restrictions.

     (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse immediately prior to a Change in Control. The Agreement evidencing the Award shall set forth any such provisions. In addition to the accelerated lapse of restrictions that that shall occur upon a Change in Control (unless otherwise stated in an Agreement), a Grantee's individual Agreement or employment agreement may provide for accelerated lapse of restrictions upon the occurrence of other events or upon a "change in control" as it may be defined in such individual Agreement or employment agreement.

     6.5 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

     6.6 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     7. Performance Shares.

     7.1 Generally. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each
Agreement   may  require  that  an   appropriate   legend  be  placed  on  Share
certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

     7.2 Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.


     7.3 Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 7.4 or 7.8, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

     7.4 Lapse of Restrictions. Subject to Sections 7.7(c) and 7.8, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

     7.5 Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

     7.6 Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     7.7 Performance Objectives.

     (a) Establishment. Performance Objectives for Performance Shares may be expressed in terms of (i) revenue, (ii) net income, (iii) operating income, (iv) earnings per Share, (v) Share price, (vi) pre-tax profits, (vii) net earnings,
(viii) return on equity or assets, (ix) sales, (x) market share, (xi) total Shareholder return, (xii) total Shareholder return relative to peers, (xiii) funds from operations, (xiv) cash flow from operations, or (xv) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries or Affiliates, any of its Divisions or segments or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

     (b) Effect of Certain Events. At the time of grant of Performance Shares, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Shares as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives), include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures or other corporate transactions, core process redesigns, structural
changes/outsourcing,   and  foreign  exchange  impacts.

     (c) Determination of Performance. Prior to the lapse of any restrictions with respect to any Performance Shares that are intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Performance Shares to qualify as Performance Based Compensation.

     7.8 Effect of Change in Control. In the event of a Change in Control, unless otherwise determined by the Committee and set forth in the Agreement evidencing the Award of Performance Shares:

     (a) All restrictions shall lapse immediately prior to the Change in Control on all outstanding Performance Shares as if all Performance Objectives had been satisfied at the maximum level. In addition to the accelerated lapse of restrictions that shall occur upon a Change in Control pursuant to this Section 7.8(a), a Grantee's individual Agreement or employment agreement may provide for accelerated lapse of restrictions upon the occurrence of death, Disability, or a "change in control" as it may be defined in such individual Agreement or employment agreement.

     (b) The Agreements evidencing Performance Shares shall provide for the treatment of such Awards (or portions thereof), if any, which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives or cancellation of the outstanding unvested Performance Shares.

     8. Other Share Based Awards.

     The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or Eligible Director or may be in lieu of cash or other compensation to which the Eligible Individual or Eligible Director is entitled from the Company.

     9. Effect of a Termination of Employment or Other Service.

     The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment or other service of the Optionee or Grantee by the Company, or a

Subsidiary, Affiliate or Division (including a termination or change by reason of the sale of a Subsidiary, Affiliate or Division), which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

     10. Adjustment Upon Changes in Capitalization.

     10.1 Generally. In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number, exercise price and class of Shares or other stock or securities with respect to which Options or Awards may be granted under this Plan, (ii) the maximum number, exercise price and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (iii) the maximum number, exercise price and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual in any one calendar year period, (iv) the number, exercise price and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under this Plan, and (v) the Performance Objectives.

     10.2 Incentive Stock Options and Performance-Based Compensation. Any such adjustment in the Shares or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

     10.3 Continuation of Restrictions. If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

     11. Effect of Certain Transactions.

     Subject to Sections 5.9, 6.4(b) and 7.8(a) or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or
(b) a merger or consolidation of the Company (a "Transaction"), this Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. The treatment of any Option or Award as provided in this Section 11 shall be conclusively presumed to be appropriate for purposes of Section 7.

     12. Interpretation.

     Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

     (a) This Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of this Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of this Plan.

     (b) Unless otherwise expressly stated in the relevant Agreement, each Option and Award of Performance Shares granted under this Plan is intended to be Performance-Based Compensation. The Committee shall be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards even if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

     13. Termination and Amendment of this Plan or Modification of Options and Awards.

     13.1 Plan Amendment or Termination. This Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate this Plan and the Board may at any time and from time to time amend, modify or suspend this Plan; provided, however, that:

     (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under this Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of this Plan; and

     (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

     13.2 Modification of Options and Awards. No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or Grantee, as the case may be.

     14. Non-Exclusivity of this Plan.

     The adoption of this Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

     15. Limitation of Liability.

     As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in this Plan shall be construed to:

     (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

     (b) give any person any rights whatsoever with respect to Shares except as specifically provided in this Plan;

     (c) limit in any way the right of the Company or any Subsidiary or Affiliate to terminate the employment of any person at any time; or

     (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     16. Regulations and Other Approvals; Governing Law.

     16.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Maryland without giving effect to conflicts of laws principles thereof.

     16.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under this Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     16.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     16.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to this Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     16.5 Notwithstanding anything contained in this Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to this Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under this Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under said Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.


     17. Miscellaneous.

     17.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under this Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of this Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.


     17.2 Withholding of Taxes.

     (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to (but not in excess of) the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement at the time of grant, or at any time thereafter, that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

     (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

     17.3 Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the votes duly cast by holders of common stock at a meeting of stockholders duly held in accordance with the applicable laws of the State of Maryland within twelve (12) months of the adoption of this Plan by the Board.

                                    ANNEX "C"

                             Audit Committee Charter

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                               OF CRIIMI MAE INC.

                             AUDIT COMMITTEE CHARTER

                                   ARTICLE I.

                                     PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of CRIIMI MAE Inc. (the "Corporation") in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Corporation by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent public accountants.

o Maintain an open avenue of communication among the independent public accountants, financial and senior management, and the Board.

     The Audit Committee will primarily fulfill these oversight responsibilities by carrying out the activities enumerated in Article IV of this Charter.
Furthermore, in discharging this oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. The independent public accountants for the Corporation are ultimately accountable to the Board and the Audit Committee, and the Committee and the Board have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the outside accountants.

                                   ARTICLE II.

                                   COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be Independent Directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. "Independent Directors" shall mean directors who do not perform any services for the Corporation, other than as directors, and who are not directors, officers, or employees of C.R.I., Inc., a Delaware corporation.

     In addition to the "independence" requirement provided above, the following restrictions shall apply to every Audit Committee member:

o             Corporation Employees. A director who is an employee
              (including non-employee executive officers) of the Corporation or any of its Affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. Furthermore, if the employment relationship is with a former parent or predecessor of the Corporation, the director may not serve on the Audit Committee until three years following the termination of the relationship between the Corporation and the former parent or predecessor.

o Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a Business Relationship with the Corporation, or (ii) who has an officer or employee position with the Corporation may serve on the Audit Committee only if the Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board should consider, among other things, the materiality of the relationship to the Corporation, to the director, and, if applicable, to the organization with which the director is affiliated.

o Cross Compensation Committee Link. A director who is employed as an executive of another company, organization or entity where any of the Corporation's executives serves on that company's, organization's or entity's compensation committee may not serve on the Audit Committee.

o Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the Corporation or any of its Affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

     "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

     "Business Relationships" include commercial, industrial, banking, consulting, legal, accounting and other similar relationships. A director can have a business relationship either directly with the Corporation or as a partner, officer or employee of an organization that has such relationship. The director may serve on the Audit Committee, without the Board's determination that in its business judgment that the business relationship does not interfere with the director's exercise of independent judgment, after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the Corporation, (2) the executive officer position, or (3) the direct business relationship between the director and the Corporation.

     "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

     All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Committee membership. The Chairperson shall be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over the meetings, making Committee assignments and reporting to the Board.

                                  ARTICLE III.

                                    MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as it shall determine is necessary to carry out its duties and responsibilities. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent public accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent public accountants and management quarterly to review the Corporation's financial statements consistent with Article IV.4 below.


                                   ARTICLE IV.

                           RESPONSIBILITIES AND DUTIES

                   To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.       Review and reassess the adequacy of this Audit Committee
         Charter periodically, at least annually, as conditions dictate. If any revisions are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent public accountants. Upon completion of the annual examination and prior to the issuance of the financial statements, the following items should be reviewed with management and the independent public accountants:

o        The Corporation's annual financial statements and related footnotes.

o The results of the independent public accountants' audit of the financial statements and the report thereon.

o The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates.

o Any significant difficulties or disputes between management and the independent public accountants encountered during the course of the audit.

o Any other matters about the audit procedures or findings that SAS No. 61, as it may be modified or amended, requires the independent public accountants to discuss with the Audit Committee.

o Based on the review, the Audit Committee shall make its recommendation to the Board as to the inclusion of the Corporation's audited financial statements in the Corporation's Annual Report on Form 10-K.


3. Review with financial management and the independent public accountants the Corporation's Quarterly Report on Form 10-Q prior to its filing or prior to the release of earnings. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.



Independent Public Accountants

4. Recommend to the Board the selection of the independent public accountants to audit the financial statements of the Corporation. In so doing, the Audit Committee will obtain from the independent public accountants a formal written statement delineating all relationships between the independent public accountants and the Corporation, including all non-audit services and fees, discuss with the accountants any relationships or services that may impact the independent public accountants' objectivity and independence, and recommend to the Board any appropriate action in response to the accountants' statement to ensure the independence of the independent public accountants. The Audit Committee shall also review fees paid to the independent public accountants.

5. Review the performance of the independent public accountants and approve any proposed discharge of the independent public accountants when circumstances warrant.

6. Periodically consult with the independent public accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

7. In consultation with the independent public accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

8. Consider the independent public accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practice as suggested by the independent public accountants or management.

Process Improvement

10. Establish regular and separate systems of reporting to the Audit Committee by management and the independent public accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with management and the independent public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any disagreement among management and the independent public accountants in connection with the preparation of the financial statements.



13. Review with the independent accounts and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

Ethical and Legal Compliance

14. Review the Corporation's policies relating to the avoidance of conflicts of interest, review proposed transactions between the Corporation and its officers and directors that are submitted to the Audit Committee for its consideration, and review policies and procedures covering officers' expense accounts and perquisites, including the use of corporate assets.

15. Ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

17. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

18.      Perform any other activities consistent with this Audit
         Committee Charter, the Corporation's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Other

19. Prepare the report, for inclusion in the Corporation's annual proxy statement, required by the Securities and Exchange Commission concerning certain matters relating to the Audit Committee's activities.

     While the Audit Committee has the duties and responsibilities set forth in this Charter, the Committee's role is one of oversight, whereas the Corporation's management is responsible for preparing the Corporation's financial statements and the independent public accountants are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent public accountants' work.

PROXY

CRIIMI MAE INC. ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 25, 2001

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder(s) of Common Stock of CRIIMI MAE Inc., a Maryland corporation (the "Company"), hereby acknowledge(s) receipt of the Proxy Statement and the Notice of the Annual Meeting of Stockholders of the Company (the Annual Meeting) to be held on September 25, 2001, at 10:00 a.m., Eastern time, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, and hereby further revokes all previous proxies and appoints William B. Dockser and H. William Willoughby, and each of them, as proxies of the undersigned, with full power of substitution for and in the name of the undersigned, at the Annual Meeting and any adjournment or postponement thereof with the same effect as if the undersigned were present, for the following purposes:


                                  Please mark
                                  your votes as  /X/
                                  indicated in
                                  this example

                                                          FOR   AGAINST  ABSTAIN

1.     To approve the amendment to the Company's
       Amended and Restated Articles of Incorporation to  / /    / /      / /
       effect a one-for-ten reverse stock split of the shares of the Company's common stock.


2.     To approve the 2001 Stock Incentive Plan         / /    / /      / /


3.     Election of Class I Directors:               FOR               WITHHOLD
                                                    the nominees    authority to
       The election of the following persons as     listed (except  vote for the
       directors of the Company, as provided in     as marked to    nominees
       the Company's Proxy Statement:               the contrary)   listed

         William B. Dockser
         Robert E. Woods
         Donald J. MacKinnon

Instruction: To withhold your vote from any of the
nominees, write the name of the nominee or nominees
on the line below:
-----------------------------------------

4.       To ratify the appointment of                      FOR  AGAINST  ABSTAIN
         Arthur Andersen LLP as the Company's
         independent accountants for the fiscal            / /   / /      / /
         year ending December 31, 2001.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF THE PROPOSALS AND AS THE PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature(s)_____________, Signature, if held jointly __________Date __, 2001 (Please sign exactly as your name appears on your stock certificate.) When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by President or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Certain shareholders who hold their shares in "street name" and live in the same household may receive only one copy of this Proxy Statement. This practice is known as "householding." If you hold your shares in "street name" and would like additional copies of these materials, please contact your broker. If you receive multiple copies and would prefer to receive only one, please contact your broker as well. CRIIMI MAE does not currently use householding for record holders and will send notice to record holders before using householding, giving record holders the opportunity to continue to receive multiple copies in the same household.

          -------------------------------------------------------------